UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-02661

Name of Fund:  BlackRock Asian Dragon Fund, Inc.

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Asian Dragon

            Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2018

Date of reporting period: 06/30/2018

Item 1 – Report to Stockholders

JUNE 30, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Asian Dragon Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended June 30, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Strong equity performance worldwide was driven by synchronized economic growth across the most influential economies. However, volatility in emerging market stocks rose, as U.S.-China trade relations and debt concerns weighed heavily on the Chinese stock market.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a substantial flattening of the yield curve. The annual return for the three-month U.S. Treasury bill surpassed 1.0%, but remained well below the annual headline inflation rate of 2.9%. In contrast, the ten-year U.S. Treasury — a bellwether of the bond market — posted a negative return, as rising inflation expectations drove yields higher. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates three times during the reporting period. The Fed also announced plans to reduce its $4.4 trillion balance sheet by $420 billion in 2018, which began the process of gradually reversing its unprecedented stimulus measures after the financial crisis. Meanwhile, the European Central Bank announced that its bond-purchasing program would conclude at the end of the year, while also expressing an open-ended commitment to low interest rates. In contrast, the Bank of Japan continued to expand its balance sheet through bond purchasing while lowering its expectations for inflation.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 4.0%, wages increased, and the number of job openings reached a record high. Strong economic performance may justify a more rapid pace of rate hikes in 2018, as the headline inflation rate and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0%.

While U.S. monetary policy is seeking to restrain economic growth and inflation, fiscal policy has produced new sources of growth that could nourish the economy for the next few years. Corporate tax cuts and repatriation of capital held abroad could encourage a virtuous cycle of business spending. Lower individual tax rates coupled with the robust job market may refresh consumer spending. Proposed infrastructure spending would deliver growth from the government sector, generate demand, and improve economic activity in other sectors.

We continue to believe the primary risks to economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. Given the deflationary forces of technology and globalization, a substantial increase in inflation is unlikely to materialize as long as the unemployment rate remains above 3.0%. However, we are closely monitoring trade protectionism and the rise of populism in Western nations. In particular, the outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	2.65%	14.37%
U.S. small cap equities (Russell 2000® Index)	7.66	17.57
International equities (MSCI Europe, Australasia, Far East Index)	(2.75)	6.84
Emerging market equities (MSCI Emerging Markets Index)	(6.66)	8.20
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.81	1.36
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(2.68)	(2.69)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.62)	(0.40)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.02)	1.61
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.16	2.62
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of June 30, 2018	BlackRock Asian Dragon Fund, Inc.

Investment Objective

BlackRock Asian Dragon Fund, Inc.’s (the “Fund”) investment objective is to seek to maximize total return.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2018, the Fund underperformed its benchmark, the MSCI AC Asia ex Japan Index.

What factors influenced performance?

During the period, stock selection in India was the principal detractor from performance, with Bharat Petroleum Corp. Ltd. and Tata Motors Ltd. leading the losses on an individual stock level. Bharat Petroleum, an oil marketing company, underperformed due to concerns about profit margins and fears that the government would implement a price cap on oil, as oil prices surged in rupee terms during the first half of the year. In addition, Tata Motors posted disappointing performance as luxury automobile volume growth in India has begun to slip in recent years. In particular, volume growth for the company’s Jaguar Land Rover luxury motor segment has been under pressure due to subdued demand.

The Fund’s stock selection in South Korea represented the main contributor to performance. In addition, holdings in China Resources Land Ltd., a property developer in Mainland China, and CNOOC Ltd., a Chinese oil company, led gains on an individual security level.

Describe recent portfolio activity.

Over the period, exposure to India was increased as the investment adviser detected a shift in the Indian’s government focus from reform to growth. Exposure to Indonesia also was increased based on continued reforms improving the quality of growth, and as falling inflation and high interest rates provide a backdrop for domestic economic improvement. Holdings in China were reduced mainly by trimming positions in the country’s financials sector, to reduce overall exposure to China.

Describe portfolio positioning at period end.

Relative to the MSCI All Country Asia ex Japan Index, the Fund maintained a cyclical bias through overweight positions in industrials, financials, materials and energy. The Fund was underweight in consumer staples and information technology. In terms of country allocation, the Fund held overweight positions in India and Indonesia, and underweights in Taiwan and Hong Kong.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2018 (continued)	BlackRock Asian Dragon Fund, Inc.

Performance Summary for the Period Ended June 30, 2018

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(6.82)%	3.90%	N/A	6.10%	N/A	4.64%	N/A
Investor A	(6.91)	3.70	(1.74)%	5.87	4.74%	4.40	3.84%
Investor C	(7.30)	2.82	2.02	5.04	5.04	3.59	3.59
Class K	(6.76)	3.96	N/A	6.11	N/A	4.65	N/A
Class R	(7.12)	3.23	N/A	5.38	N/A	3.86	N/A
MSCI AC Asia ex Japan Index(c)	(3.35)	9.93	N/A	7.46	N/A	4.49	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies located, or exercising the predominant part of their economic activity, in Asia, excluding Japan. The Fund’s total returns prior to October 31, 2017, are the returns of the Fund when it followed a different investment objective and different investment strategies under the name BlackRock Pacific Fund, Inc.

(c)

A free float-adjusted market capitalization index designed to measure equity market performance of the following 10 developed and emerging market countries or regions: China,Hong Kong, India, Indonesia, Korea, Malaysia, the Philippines, Singapore, Taiwan and Thailand.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (a)	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$931.80	$4.93	$1,000.00	$1,019.69	$5.16	1.03%
Investor A	1,000.00	930.90	6.03	1,000.00	1,018.55	6.31	1.26
Investor C	1,000.00	927.00	9.75	1,000.00	1,014.68	10.19	2.04
Class K	1,000.00	932.40	4.36	1,000.00	1,020.28	4.56	0.91
Class R	1,000.00	928.80	7.99	1,000.00	1,016.51	8.35	1.67

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown) except Class K which is multiplied by 156/365 (to reflect the period since inception date of January 25, 2018).

(b)	Hypothetical 5% return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Tencent Holdings Ltd.	6%
Alibaba Group Holding Ltd. — ADR	5
China Construction Bank Corp., Class H	3
Taiwan Semiconductor Manufacturing Co. Ltd.	3
Samsung Electronics Co. Ltd.	3
IndusInd Bank Ltd.	3
PetroChina Co. Ltd., Class H	3
POSCO	2
CNOOC Ltd.	2
China Resources Land Ltd.	2

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
China	37%
South Korea	16
India	15
Taiwan	9
Hong Kong	8
Indonesia	6
Singapore	2
Thailand	2
United States	1
Short-Term Securities	6
Malaysia	1
Liabilities in Excess of Other Assets	(3)

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

FUND SUMMARY	5

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Share performance shown prior to the January 25, 2018 inception date is that of Institutional Shares. The performance of the Funds’ Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, voluntarily waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. The Manager is under no obligation to waive or to continue waiving and/or reimbursing its fees and such voluntary waiver and/or reimbursement may be reduced or discontinued at any time. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2018 and held through June 30, 2018), except with respect to Class K Shares which are based on a hypothetical investment of $1,000 on January 25, 2018 (commencement of operations) and held through June 30, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2018	BlackRock Asian Dragon Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 92.2%

China — 33.0%
Alibaba Group Holding Ltd. — ADR(a)(b)	53,860	$9,992,646
BAIC Motor Corp. Ltd., Class H(c)	1,248,500	1,188,315
Baidu, Inc. — ADR(b)	7,413	1,801,359
Bank of China Ltd., Class H	5,582,000	2,768,250
BBMG Corp., Class H	2,216,000	814,382
China CITIC Bank Corp. Ltd., Class H	2,525,000	1,576,990
China Construction Bank Corp., Class H	6,863,000	6,279,925
China Oilfield Services Ltd., Class H	1,834,000	1,727,288
China Pacific Insurance Group Co. Ltd., Class H	415,600	1,600,894
China Resources Land Ltd.	1,324,000	4,447,389
Chongqing Rural Commercial Bank, Co. Ltd., Class H	1,060,000	629,158
CNOOC Ltd.	2,671,000	4,576,877
Guangshen Railway Co. Ltd., Class H	2,788,000	1,566,850
Li Ning Co. Ltd.(b)	948,082	1,042,922
NetEase, Inc. — ADR	3,391	856,804
PetroChina Co. Ltd., Class H	6,074,000	4,627,259
Ping An Insurance Group Co. of China Ltd., Class H	459,500	4,207,951
Tencent Holdings Ltd.	223,900	11,243,222

		60,948,481
Hong Kong — 8.3%
AIA Group Ltd.	267,600	2,331,174
BOC Hong Kong Holdings Ltd.	375,500	1,764,826
CK Asset Holdings Ltd.	401,000	3,174,439
Crystal International Group Ltd.(c)	1,336,669	929,482
Hong Kong Exchanges & Clearing Ltd.	52,200	1,562,217
Melco Resorts & Entertainment Ltd. — ADR	146,578	4,104,184
SJM Holdings Ltd.	1,191,000	1,477,115

		15,343,437
India — 15.1%
Axis Bank Ltd.	135,378	1,010,717
Bharat Petroleum Corp. Ltd.	427,767	2,338,241
Fortis Healthcare Ltd.(b)	479,694	942,388
Godrej Industries Ltd.	240,958	2,191,734
IndusInd Bank Ltd.(d)	179,056	5,131,886
Jindal Steel & Power Ltd.(b)	994,528	3,242,673
Larsen & Toubro Ltd.	181,136	3,372,404
Mahindra & Mahindra Financial Services Ltd.	425,949	2,923,699
NTPC Ltd.	859,548	2,004,545
Oberoi Realty Ltd.	132,569	923,673
SBI Life Insurance Co. Ltd.(c)	71,770	706,387
Tata Motors Ltd.(b)	341,991	1,344,420
UPL Ltd.	181,108	1,637,327

		27,770,094
Indonesia — 5.9%
Astra International Tbk PT	3,264,200	1,502,820
Bank Central Asia Tbk PT	1,465,900	2,189,219
Bank Mandiri Persero Tbk PT	2,676,900	1,280,703
Bank Negara Indonesia Persero Tbk PT	1,622,900	797,428
Bank Rakyat Indonesia Persero Tbk PT	10,313,200	2,039,856
Cikarang Listrindo Tbk PT(c)	10,515,552	865,900
Jasa Marga Persero Tbk PT	47	14
Telekomunikasi Indonesia Persero Tbk PT	8,163,300	2,137,925

		10,813,865
Malaysia — 0.9%
Malaysia Airports Holdings Bhd	751,600	1,637,345

Philippines — 0.1%
Metropolitan Bank & Trust Co.	168,421	231,490

Security	Shares	Value
Singapore — 2.2%
Keppel Corp. Ltd.	224,500	$1,174,401
Oversea-Chinese Banking Corp. Ltd.	345,100	2,939,474

		4,113,875
South Korea — 14.6%
Daewoo Shipbuilding & Marine Engineering Co., Ltd.(b)	6,357	153,699
Doosan Bobcat, Inc.(b)	109,151	3,134,247
Kumho Petrochemical Co. Ltd.	14,228	1,486,493
LG Chem Ltd.	12,116	3,626,419
LG Household & Health Care Ltd.	2,122	2,659,019
NCSoft Corp.	38	12,650
POSCO	15,579	4,596,735
Samsung Electronics Co. Ltd.	126,064	5,280,766
Shinhan Financial Group Co. Ltd.	61,392	2,376,983
SK Hynix, Inc.	46,315	3,555,103

		26,882,114
Taiwan — 9.0%
Airtac International Group	122,000	1,731,698
Cathay Financial Holding Co. Ltd.	1,381,000	2,432,497
MediaTek, Inc.	338,000	3,317,839
Merry Electronics Co. Ltd.	261,000	1,133,575
Nanya Technology Corp.	873,000	2,369,730
Taiwan Semiconductor Manufacturing Co. Ltd.	794,000	5,638,252

		16,623,591
Thailand — 2.0%
Kasikornbank PCL — NVDR	371,500	2,173,557
Land & Houses PCL, Foreign Registered Shares	4,428,500	1,511,770

		3,685,327
United States — 1.1%
Cognizant Technology Solutions Corp., Class A	25,259	1,995,208

Total Common Stocks — 92.2% (Cost — $158,906,819)		170,044,827

Participation Notes — 2.4%
China — 2.3%
Deutsche Bank AG (Han’s Laser Technology Industry Group Co. Ltd.), due 05/15/25(b)	184,100	1,478,013
Deutsche Bank AG (Jiangsu Hengli Hydraulic Co. Ltd.), due 05/11/27(b)	851,410	2,683,266

		4,161,279
Taiwan — 0.1%
Deutsche Bank AG (Merry Electronics Co. Ltd.), due 02/01/28(b)	41,000	178,854

Total Participation Notes — 2.4% (Cost — $3,521,355)		4,340,133

Preferred Stocks — 2.8%
China — 1.6%
Xiaoju Kuaizhi, Inc., Series A-17 (Acquired 7/28/15, cost $3,016,964), 0.00%(d)(e)	43,839	2,232,721
Xiaoju Kuaizhi, Inc., Series A-18 (Acquired 5/23/16, cost $592,482), 0.00%(d)(e)	15,499	789,364

		3,022,085
South Korea — 1.2%
Samsung Electronics Co. Ltd., Preference Shares, 0.00%	63,062	2,129,534

Total Preferred Stocks — 2.8% (Cost — $4,305,468)		5,151,619

Total Long-Term Investments — 97.4% (Cost — $166,733,642)		179,536,579

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Asian Dragon Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value
Short-Term Securities — 6.1%

Money Market Securities — 6.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.80%(f)(h)	938,891	$938,891
SL Liquidity Series, LLC, Money Market Series,1.73%(f)(g)(h)	10,247,273	10,248,298

Total Money Market Securities — 6.1% (Cost — $11,187,166)		11,187,189

Security	Shares		Value

Time Deposits — 0.0%
Hong Kong
BNP Paribas S.A., 0.89%, 07/02/18	HKD	305,007	$38,876

Total Time Deposits — 0.0% (Cost — $38,876)			38,876

Total Short-Term Securities — 6.1% (Cost — $11,226,042)			11,226,065

Total Investments — 103.5% (Cost — $177,959,684)			190,762,644
Liabilities in Excess of Other Assets — (3.5)%			(6,389,055)

Net Assets — 100.0%			$184,373,589

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)

Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $3,022,084 and an original cost of $3,609,446, which was 2.0% of its net assets.

(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of security was purchased with the cash collateral from loaned securities.
(h)

During the six months ended June 30, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 06/30/18	Value at 06/30/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	668,036	270,855	938,891	$938,891	$7,256	$—	$—
SL Liquidity Series, LLC, Money Market Series	—	10,247,273	10,247,273	10,248,298	6,654	848	23

				$11,187,189	$13,910	$848	$23

(a)	Includes net capital gain distributions, if applicable.

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Asian Dragon Fund, Inc.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
China	$12,650,809	$48,297,672	$—	$60,948,481
Hong Kong	4,104,184	11,239,253	—	15,343,437
India	706,387	21,931,821	5,131,886	27,770,094
Indonesia	865,900	9,947,965	—	10,813,865
Malaysia	—	1,637,345	—	1,637,345
Philippines	—	231,490	—	231,490
Singapore	—	4,113,875	—	4,113,875
South Korea	—	26,882,114	—	26,882,114
Taiwan	—	16,623,591	—	16,623,591
Thailand	—	3,685,327	—	3,685,327
United States	1,995,208	—	—	1,995,208
Participation Notes	—	4,340,133	—	4,340,133
Preferred Stocks	—	2,129,534	3,022,085	5,151,619
Short-Term Securities	938,891	—	—	938,891
Time Deposits	—	38,876	—	38,876

Subtotal	$21,261,379	$151,098,996	$8,153,971	$180,514,346

Investments Valued at NAV(a)				10,248,298

Total Investments	$21,261,379	$151,098,996	$8,153,971	$190,762,644

(a)	As of June 30, 2018, certain of the Fund’s Investments were fair valued using net asset value (“NAV”) per share and have been excluded from the fair value hierarchy.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period/six months in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stock	Preferred Stocks	Total
Assets:
Opening Balance, as of December 31, 2017	$—	$3,022,085	$3,022,085
Transfers into Level 3	3,338,649	—	3,338,649
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	(3,965)	—	(3,965)
Net change in unrealized appreciation (depreciation)(a)(b)	452,782	—	452,782
Purchases	1,912,930	—	1,912,930
Sales	(568,510)	—	(568,510)

Closing Balance as of June 30, 2018	$5,131,886	$3,022,085	$8,153,971

Net change in unrealized appreciation (depreciation) on investments held as of June 30, 2018	$452,782	$—	$452,782

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2018, is generally due to investments no longer held or categorized as Level 3 at period end.

Transfers between Level 1 and Level 2 were as follows:

	Transfers Into Level 2 (a)	Transfers Out of Level 1 (a)
Assets:
Investments:
Common Stocks:
China	$3,014,915	$(3,014,915)
Hong Kong	2,332,652	(2,332,652)
India	11,327,622	(11,327,622)
Indonesia	7,105,482	(7,105,482)
South Korea	8,134,201	(8,134,201)

	$31,914,872	$(31,914,872)

(a)	External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Asian Dragon Fund, Inc.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $5,131,886. A significant change in the third party information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approach	Unobservable Inputs		Range of Unobservable Inputs Utilized
Assets:
Preferred Stocks	$3,022,085	Market	Recent Transactions	(a)	—

(a)	Increase in unobservable input may result in a significant increase to value, while a decrease in unobservable input may result in a significant decrease to value.

See notes to financial statements.

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (unaudited)

June 30, 2018

BlackRock Asian Dragon Fund, Inc.

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $9,892,645, cost — $166,772,518)	$179,575,455
Investments at value — affiliated (cost — $11,187,166)	11,187,189
Foreign currency at value (cost — $3,722)	3,709
Receivables:
Investments sold	4,284,562
Dividends — unaffiliated	1,093,260
Capital shares sold	47,099
From the Manager	3,799
Securities lending income — affiliated	2,202
Dividends — affiliated	1,277
Deferred offering costs	33,812
Prepaid expenses	34,961

Total assets	196,267,325

LIABILITIES
Cash collateral on securities loaned at value	10,248,296
Bank overdraft	18,514
Payables:
Investments purchased	966,153
Other accrued expenses	407,371
Capital shares redeemed	122,762
Investment advisory fees	96,402
Service and distribution fees	26,416
Board realignment and consolidation	6,575
Other affiliates	676
Directors’ and Officer’s fees	571

Total liabilities	11,893,736

NET ASSETS	$184,373,589

NET ASSETS CONSIST OF
Paid-in capital	$165,136,724
Undistributed net investment income	583,296
Accumulated net realized gain	5,851,704
Net unrealized appreciation (depreciation)	12,801,865

Net Assets	$184,373,589

NET ASSET VALUE
Institutional — Based on net assets of $85,575,538 and 5,353,746 shares outstanding, 100 million shares authorized, $0.10 par value	$15.98

Investor A — Based on net assets of $88,237,530 and 5,596,757 shares outstanding, 100 million shares authorized, $0.10 par value	$15.77

Investor C — Based on net assets of $7,079,206 and 663,290 shares outstanding, 100 million shares authorized, $0.10 par value	$10.67

Class K — Based on net assets of $742,653 and 46,437 shares outstanding, 2 billion shares authorized, $0.10 par value	$15.99

Class R — Based on net assets of $2,738,662 and 225,544 shares outstanding, 200 million shares authorized shares authorized, $0.10 par value	$12.14

See notes to financial statements.

FINANCIAL STATEMENTS	11

Statement of Operations  (unaudited)

Six Months Ended June 30, 2018

BlackRock Asian Dragon Fund, Inc.

INVESTMENT INCOME
Dividends — unaffiliated	$2,276,289
Dividends — affiliated	7,256
Securities lending income — affiliated — net	6,654
Foreign taxes withheld	(234,173)

Total investment income	2,056,026

EXPENSES
Investment advisory	646,392
Service and distribution — class specific	175,259
Transfer agent — class specific	158,740
Custodian	97,537
Professional	55,494
Registration	35,280
Accounting services	33,249
Offering	25,238
Printing	24,218
Directors and Officer	6,553
Board realignment and consolidation	6,575
Miscellaneous	15,506

Total expenses	1,280,041
Less fees waived and/or reimbursed by the Manager	(4,174)

Total expenses after fees waived and/or reimbursed	1,275,867

Net investment income	780,159

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	4,824,008
Investments — affiliated	848
Foreign currency transactions	(71,671)

4,753,185

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(18,388,290)
Investments — affiliated	23
Foreign currency translations	(4,886)

(18,393,153)

Net realized and unrealized loss	(13,639,968)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(12,859,809)

See notes to financial statements.

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Asian Dragon Fund, Inc.
	Six Months Ended 06/30/18 (unaudited)	Year Ended 12/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$780,159	$2,277,524
Net realized gain	4,753,185	45,262,235
Net change in unrealized appreciation (depreciation)	(18,393,153)	9,104,814

Net increase (decrease) in net assets resulting from operations	(12,859,809)	56,644,573

DISTRIBUTIONS(a)
From net investment income:
Institutional	—	(2,636,838)
Investor A	—	(2,393,145)
Investor C	—	(173,399)
Class R	—	(71,187)
From net realized gain:
Institutional	—	(16,389,204)
Investor A	—	(16,239,702)
Investor C	—	(1,917,689)
Class R	—	(555,762)

Decrease in net assets resulting from distributions to shareholders	—	(40,376,926)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(36,130,567)	8,201,298

NET ASSETS
Total increase (decrease) in net assets	(48,990,376)	24,468,945
Beginning of period	233,363,965	208,895,020

End of period	$184,373,589	$233,363,965

Undistributed net investment income (loss), end of period	$583,296	$(196,863)

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	13

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Asian Dragon Fund, Inc.
	Institutional
	Six Months Ended 06/30/18 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$17.15		$16.06	$15.91	$17.14	$19.08	$17.75

Net investment income(a)	0.07		0.21	0.19	0.23	0.22	0.24
Net realized and unrealized gain (loss)	(1.24)		4.25	0.21	(0.48)	(0.53)	3.44

Net increase (decrease) from investment operations	(1.17)		4.46	0.40	(0.25)	(0.31)	3.68

Distributions:(b)
From net investment income	—		(0.47)	(0.25)	(0.27)	(0.21)	(0.31)
From net realized gain	—		(2.90)	—	(0.71)	(1.42)	(2.04)

Total distributions	—		(3.37)	(0.25)	(0.98)	(1.63)	(2.35)

Net asset value, end of period	$15.98		$17.15	$16.06	$15.91	$17.14	$19.08

Total Return(c)
Based on net asset value	(6.82	)%(d)	28.38%	2.47%	(1.49)%	(1.68)%	21.22%

Ratios to Average Net Assets
Total expenses	1.03	%(e)	1.22%	1.00%	0.94%	0.89%	0.90%

Total expenses after fees waived and/or reimbursed	1.03	%(e)	1.11%	0.99%	0.94%	0.89%	0.90%

Net investment income	0.86	%(e)	1.14%	1.19%	1.29%	1.19%	1.21%

Supplemental Data
Net assets, end of period (000)	$85,576		$112,064	$94,489	$113,185	$134,697	$153,944

Portfolio turnover rate	22%		123%	81%	89%	50%	121%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.

See notes to financial statements.

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Asian Dragon Fund, Inc. (continued)
	Investor A
	Six Months Ended 06/30/18 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$16.94		$15.89	$15.75	$16.96	$18.90	$17.60

Net investment income(a)	0.06		0.17	0.15	0.19	0.18	0.19
Net realized and unrealized gain (loss)	(1.23)		4.20	0.20	(0.46)	(0.54)	3.41

Net increase (decrease) from investment operations	(1.17)		4.37	0.35	(0.27)	(0.36)	3.60

Distributions:(b)
From net investment income	—		(0.42)	(0.21)	(0.23)	(0.16)	(0.26)
From net realized gain	—		(2.90)	—	(0.71)	(1.42)	(2.04)

Total distributions	—		(3.32)	(0.21)	(0.94)	(1.58)	(2.30)

Net asset value, end of period	$15.77		$16.94	$15.89	$15.75	$16.96	$18.90

Total Return(c)
Based on net asset value	(6.91	)%(d)	28.15%	2.23%	(1.63)%	(1.95)%	20.94%

Ratios to Average Net Assets
Total expenses	1.26	%(e)	1.43%	1.20%	1.17%	1.13%	1.13%

Total expenses after fees waived and/or reimbursed	1.26	%(e)	1.32%	1.20%	1.17%	1.13%	1.13%

Net investment income	0.66	%(e)	0.94%	0.99%	1.07%	0.96%	1.00%

Supplemental Data
Net assets, end of period (000)	$88,238		$109,600	$93,523	$112,036	$126,560	$151,723

Portfolio turnover rate	22%		123%	81%	89%	50%	121%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	15

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Asian Dragon Fund, Inc. (continued)
	Investor C
	Six Months Ended 06/30/18 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$11.51		$11.62	$11.58	$12.73	$14.57	$14.04

Net investment income (loss)(a)	(0.01)		0.02	0.02	0.04	0.03	0.03
Net realized and unrealized gain (loss)	(0.83)		3.03	0.15	(0.34)	(0.40)	2.70

Net increase (decrease) from investment operations	(0.84)		3.05	0.17	(0.30)	(0.37)	2.73

Distributions:(b)
From net investment income	—		(0.26)	(0.13)	(0.14)	(0.11)	(0.16)
From net realized gain	—		(2.90)	—	(0.71)	(1.36)	(2.04)

Total distributions	—		(3.16)	(0.13)	(0.85)	(1.47)	(2.20)

Net asset value, end of period	$10.67		$11.51	$11.62	$11.58	$12.73	$14.57

Total Return(c)
Based on net asset value	(7.30	)%(d)	27.05%	1.44%	(2.44)%	(2.61)%	19.96%

Ratios to Average Net Assets
Total expenses	2.04	%(e)	2.21%	1.98%	1.95%	1.91%	1.91%

Total expenses after fees waived and/or reimbursed	2.04	%(e)	2.11%	1.98%	1.95%	1.91%	1.91%

Net investment income (loss)	(0.10	)%(e)	0.14%	0.21%	0.28%	0.20%	0.22%

Supplemental Data
Net assets, end of period (000)	$7,079		$8,732	$18,236	$24,176	$29,102	$38,354

Portfolio turnover rate	22%		123%	81%	89%	50%	121%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.

See notes to financial statements.

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Asian Dragon Fund, Inc. (continued)
	Class K
	Period from 01/25/18 (a) to 06/30/18
Net asset value, beginning of period	$18.69

Net investment income(b)	0.15
Net realized and unrealized gain (loss)	(2.85)

Net increase (decrease) from investment operations	(2.70)

Net asset value, end of period	$15.99

Total Return(c)
Based on net asset value	(14.45	)%(d)

Ratios to Average Net Assets
Total expenses	0.92	%(e)(f)

Total expenses after fees waived and/or reimbursed	0.91	%(e)

Net investment income	2.03	%(e)

Supplemental Data
Net assets, end of period (000)	$743

Portfolio turnover rate	22%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.91%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	17

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Asian Dragon Fund, Inc. (continued)
	Class R
	Six Months Ended 06/30/18 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$13.07		$12.89	$12.81	$13.97	$15.85	$15.09

Net investment income(a)	0.02		0.07	0.06	0.09	0.08	0.09
Net realized and unrealized gain (loss)	(0.95)		3.38	0.16	(0.37)	(0.45)	2.90

Net increase (decrease) from investment operations	(0.93)		3.45	0.22	(0.28)	(0.37)	2.99

Distributions:(b)
From net investment income	—		(0.37)	(0.14)	(0.17)	(0.11)	(0.19)
From net realized gain	—		(2.90)	—	(0.71)	(1.40)	(2.04)

Total distributions	—		(3.27)	(0.14)	(0.88)	(1.51)	(2.23)

Net asset value, end of period	$12.14		$13.07	$12.89	$12.81	$13.97	$15.85

Total Return(c)
Based on net asset value	(7.12	)%(d)	27.53%	1.70%	(2.07)%	(2.39)%	20.35%

Ratios to Average Net Assets
Total expenses	1.67	%(e)	1.88%	1.71%	1.63%	1.58%	1.61%

Total expenses after fees waived and/or reimbursed	1.67	%(e)	1.76%	1.71%	1.63%	1.58%	1.60%

Net investment income	0.24	%(e)	0.50%	0.50%	0.60%	0.51%	0.54%

Supplemental Data
Net assets, end of period (000)	$2,739		$2,967	$2,647	$3,712	$4,435	$5,624

Portfolio turnover rate	22%		123%	81%	89%	50%	121%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.

See notes to financial statements.

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Asian Dragon Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as diversified. The Fund is organized as a Maryland corporation.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Class R Shares are sold only to certain employer-sponsored retirement plans. Investor A, Investor C, and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Class K(a) and Class R Shares	No	No		None
Investor A Shares	Yes	No	(b)	None
Investor C Shares	No	Yes		None

(a)	Commenced operations on January 25, 2018.
(b)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts or forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (unaudited) (continued)

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Participation notes are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2018, certain investments of the Fund were valued using NAV per Share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Participation Notes: Participation notes (“P-Notes”) are promissory notes issued by banks or broker-dealers that are designed to offer a return measured by the change in the value of the underlying security or basket of securities (the “underlying security”) while not holding the actual shares of the underlying security. These investments are typically used to gain exposure to securities traded in foreign markets that may be restricted due to country-specific regulations. When the P-Note matures, the issuer will pay or receive the difference between the value of the underlying security at the time of the purchase and the underlying security’s value at maturity of the P-Notes. Income received on P-Notes is recorded by a fund as dividend income in the Statement of Operations. An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. The holder of a P-Note must rely on the creditworthiness of the issuer for its investment returns on the P-Notes and has no rights against the issuer of the underlying security. A P-Note may be more volatile and less liquid than other investments held by a fund since the P-Note generally is dependent on the liquidity in the local trading market for the underlying security.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (unaudited) (continued)

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Goldman Sach & Co.	$9,892,645	$ (9,892,645)	—

(a)

Cash collateral with a value of $10,248,296 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets.

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.60%
$1 Billion — $3 Billion	0.56
$3 Billion — $5 Billion	0.54
$5 Billion — $10 Billion	0.52
Greater than $10 Billion	0.51

The Manager entered into a sub-advisory agreement with BlackRock Asset Management North Asia Limited (“BAMNAL”), an affiliate of the Manager. The Manager pays BAMNAL for services it provides for that portion of the Fund for which BAMNAL as applicable acts as a sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Distribution Fees	Service Fees
Investor A	—%	0.25%
Investor C	0.75	0.25
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For the six months ended June 30, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Class K	Class R	Total
$—	$126,802	$40,291	$—	$8,166	$175,259

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2018, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Class K	Class R	Total
$8	$—	$—	$—	$—	$8

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended June 30, 2018, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Class K	Class R	Total
$3,411	$1,516	$235	$—	$—	$5,162

For the six months ended June 30, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Class K	Class R	Total
$77,568	$69,816	$6,578	$5	$4,773	$158,740

Other Fees: For the six months ended June 30, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $1,962.

For the six months ended June 30, 2018, affiliates received CDSCs as follows:

Institutional	Investor A	Investor C	Class K	Class R	Total
$—	$978	$2,476	$—	$—	$3,454

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2018, the amount waived was $375.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2018, there were no fees waived by manager.

The fund has begun to incur expenses in connection with a potential realignment and consolidation of the boards of directors of certain BlackRock-advised funds, including the Fund. The Manager has voluntarily agreed to reimburse the Fund for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2018, the amount waived and/or reimbursed was $3,799.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements  (unaudited) (continued)

In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2018, the Fund paid BIM $1,593 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended June 30, 2018, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain Directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

6.	PURCHASES AND SALES

For the six months ended June 30, 2018, purchases and sales of investments and excluding short-term securities, were $47,314,259 and $87,738,771, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2018, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$178,113,602

Gross unrealized appreciation	$23,902,653
Gross unrealized depreciation	(11,253,611)

Net unrealized appreciation	$12,649,042

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Fund or to its shareholders there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Fund’s financial statements, if any, cannot be fully determined.

8.	BANK BORROWINGS

The Funds along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2018, the Fund did not borrow under the credit agreement.

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

The Fund invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/18		Year Ended 12/31/17
BlackRock Asian Dragon Fund, Inc.	Shares	Amount	Shares	Amount
Institutional
Shares sold	311,678	$5,481,143	1,331,756	$23,541,883
Shares issued in reinvestment of distributions	—	—	497,742	8,283,738
Shares redeemed	(1,490,823)	(26,165,634)	(1,178,803)	(21,254,328)

Net increase (decrease)	(1,179,145)	$(20,684,491)	650,695	$10,571,293

Investor A
Shares sold	322,790	$5,584,051	2,208,848	$38,604,687
Shares issued in reinvestment of distributions	—	—	441,608	7,262,170
Shares redeemed	(1,196,109)	(20,723,277)	(2,064,370)	(37,649,821)

Net increase (decrease)	(873,319)	$(15,139,226)	586,086	$8,217,036

Investor C
Shares sold	60,485	$713,990	133,082	$1,652,142
Shares issued in reinvestment of distributions	—	—	126,243	1,411,934
Shares redeemed	(155,759)	(1,828,632)	(1,070,198)	(13,900,484)

Net decrease	(95,274)	$(1,114,642)	(810,873)	$(10,836,408)

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements  (unaudited) (continued)

	Period from 01/25/18 (a) to 06/30/18		Year Ended 12/31/17
BlackRock Asian Dragon Fund, Inc.	Shares	Amount	Shares	Amount

Class K
Shares sold	57,828	$1,006,787	—	$—
Shares redeemed	(11,391)	(194,308)	—	—

Net increase (decrease)	46,437	$812,479	—	$—

	Six Months Ended 06/30/18

Class R
Shares sold	158,779	$2,131,734	159,687	$2,310,063
Shares issued in reinvestment of distributions	—	—	25,700	326,185
Shares redeemed	(160,211)	(2,136,421)	(163,745)	(2,386,871)

Net increase (decrease)	(1,432)	$(4,687)	21,642	$249,377

Total Net Increase (Decrease)	(2,102,733)	(36,130,567)	447,550	8,201,298

(a)	Commencement of operations.

As of June 30, 2018, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 10,701 Class K Shares of the Fund.

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid short-term capital gain and long-term capital gain distributions in the following amounts per share on July 20, 2018 to the shareholders of record on July 18, 2018.

	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain
Institutional	—	$0.021345	$0.084755
Investor A	—	0.021345	0.084755
Investor C	—	0.021345	0.084755
Investor K	—	0.021345	0.084755
Investor R	—	0.021345	0.084755

26	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Asian Dragon Fund, Inc. (the “Fund”) met in person on April 19, 2018 (the “April Meeting”) and May 17-18, 2018 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Asset Management North Asia Limited (the “Sub-Advisor”), with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. The Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. The Board’s consideration of the Agreements is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of the Fund’s service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Fund’s adherence to its compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence and impact of potential economies of scale, if any, and the sharing of potential economies of scale with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	27

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

At the May Meeting, the Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with its Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the third, fourth and third quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance during the applicable periods. The Board noted that effective October 31, 2017, the Fund had undergone a change in its investment objective, as well as changes to its investment strategy and portfolio management team, and in connection with such changes, the Fund changed its name from BlackRock Pacific Fund, Inc. to BlackRock Asian Dragon Fund, Inc.

The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s investment performance. Discussions covered topics such as performance attribution, the Fund’s investment personnel, and the resources appropriate to support the Fund’s investment processes.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

28	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the third and first quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund, each for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	29

Director and Officer Information

Rodney D. Johnson, Chair of the Board(a) and Director

Mark Stalnecker, Chair Elect(a) of the Board and Director

Susan J. Carter, Director

Collette Chilton, Director

Neil A. Cotty, Director

Cynthia A. Montgomery, Director

Joseph P. Platt, Director

Robert C. Robb, Jr., Director

Kenneth L. Urish, Director

Claire A. Walton, Director

Frederick W. Winter, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

(a)

Mr. Stalnecker was approved as Chair Elect of the Board effective January 1, 2018. It is expected that, effective January 1, 2019 Mr. Stalnecker will assume the position of Chair of the Board and Mr. Johnson will retire as Chair of the Board.

Effective May 8, 2018, John MacKessy replaced Fernanda Piedra as the Anti-Money Laundering Compliance Officer of the Fund.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock Asset Management North Asia Limited

Hong Kong

Custodian

Brown Brothers Harriman & Co.

Boston, MA 02109

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02111

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

30	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762; and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	31

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipts
NVDR	Non-voting Depository Receipts

32	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

PAC-6/18-SAR

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not               Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not               Applicable

Item 10 – Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

2

(a)(4) – Not Applicable

(b) –Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Asian Dragon Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Asian Dragon Fund, Inc.

Date: September 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Asian Dragon Fund, Inc.

Date: September 4, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Asian Dragon Fund, Inc.

Date: September 4, 2018

4